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                                                                   EXHIBIT 10.34


                               OPERATING AGREEMENT

                                       OF

                               SHANA NATIONAL LLC




         This Operating Agreement is made as of September 5, 2001, by the undersigned member pursuant to and in accordance with the Delaware Limited Liability Company Act (the "Act").

         1. Formation; Name. The limited liability company (the "Company") was formed on September 5, 2001 upon the filing of the certificate of limited liability company in the office of the Secretary of State of the State of Delaware in accordance with the Act. The name of the Company is "Shana National LLC" and all business shall be conducted under that name.

         2. Purpose. The purpose for which the Company has been formed is to engage in any lawful act or activity which the member may from time to time determine.

         3. Registered Office. The registered office of the Company in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

         4. Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

         5. Admission. Upon execution and delivery of this Operating Agreement, SHANA PETROLEUM COMPANY, A MISSISSIPPI CORPORATION, is admitted as the sole member of the Company. The member shall not be required to make any capital contribution to the Company but may make capital contributions from time to time.

         6. Resignation of Member. The member may resign from the Company at any time.

         7. Assignment of Interest. The member may assign all or any portion of its membership interest in the Company to any person ("Assignee"). Each Assignee shall become a member of the Company upon the approval of the member.

         8. Title to Property. Title to any property (whether real, personal or mixed) owned by or leased to the Company shall be held in the name of the Company, or in the name of any nominee the member may in its discretion designate.


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         9. Members. There shall be a managing member ("Managing Member") of the
Company, which Managing Member shall have the powers and duties equivalent to the duties of a corporate board of directors.

         10. Profits and Losses. All profits and losses of the Company shall be allocated to the member. The member shall not be liable for any debts or losses of the Company beyond the aggregate amount of its capital contribution, except as otherwise required by law.

         11. Distributions. At such times as determined by the member taking into account, among other things, the member's obligation to the extent same exists, to make distributions to its members under its operating agreement, the member shall cause the Company to distribute to the member any cash or property held by it which is neither reasonably necessary for the operation of the Company nor in violation of the Act. The member shall be liable to the Company for distributions made pursuant to this Section 11 only to the extent now or hereafter provided by the Act.

         12. Dissolution. The Company shall dissolve, and its affairs shall be wound up, upon the occurrence of an event of dissolution of the Company under the Act.

         13. Amendment. This Operating Agreement may be amended only in writing.

         14. Application of Delaware Law. This Operating Agreement, and the application of interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, and specifically the Act.

         15. Taxable Year. The taxable year of the Company shall be the calendar year.

         16. No Third Party Beneficiaries. No person, other than the member, shall have any rights hereunder.

         17. Headings. The headings in this Operating Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Operating Agreement or any provision hereof.





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         IN WITNESS WHEREOF, the undersigned has caused the execution of this
Operating Agreement of Shana National LLC, as of September 5, 2001.

                                SHANA PETROLEUM COMPANY, Sole Member


                                By: /s/ EDWARD E. MATTNER
                                    --------------------------------
                                    Name:  Edward E. Mattner
                                    Title: President




           [Signature Page of Shana National LLC, Operating Agreement
                         dated as of September 5, 2001]













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




                              AMENDED AND RESTATED
                               OPERATING AGREEMENT

                                       OF

                               SHANA NATIONAL LLC


                                     *****


         This Amended and Restated Operating Agreement is made as of September 12, 2001, by the undersigned member pursuant to and in accordance with the Delaware Limited Liability Company Act (the "Act").

1. Formation; Name. The limited liability company (the "Company") was formed on September 5, 2001 upon the filing of the certificate of limited liability company in the office of the Secretary of State of the State of Delaware in accordance with the Act. The name of the Company is "Shana National LLC" and all business shall be conducted under that name.

2. Purpose. The purpose for which the Company has been formed is to engage in any lawful act or activity which the member may from time to time determine.

3. Registered Office. The registered office of the Company in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

4. Registered Agent. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

5. Admission. Upon execution and delivery of this Operating Agreement, SHANA PETROLEUM COMPANY, A MISSISSIPPI CORPORATION, was admitted as the sole member of the Company. Subsequent thereto, Shana Petroleum Company transferred its entire membership interest to Gascon Partners, which thereupon became the sole member. Subsequent thereto, Gascon Partners transferred its entire membership interest to NEG Holding LLC, which thereupon became the sole member. Subsequent thereto, on September 12, 2001, NEG Holding LLC transferred its entire membership interest to NEG Operating LLC which thereupon became the sole member. Upon the last of such transfers, the sole member determined to amend and restate this Operating Agreement in the manner set forth herein. The member shall not be required to make any capital contribution to the Company but may make capital contributions from time to time.

6. Resignation of Member. The member may resign from the Company at any time.

7. Assignment of Interest. The member may assign all or any portion of its membership interest in the Company to any person ("Assignee"). Each Assignee shall become a member of the Company upon the approval of the member.


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8.       Title to Property. Title to any property (whether real, personal or mixed) owned by or leased to the Company shall be held in the name of the Company, or in the name of any nominee the member may in its discretion designate.

9. Members. There shall be a managing member ("Managing Member") of the Company which Managing Member shall have the powers and duties equivalent to the duties of a corporate board of directors.

10. Profits and Losses. All profits and losses of the Company shall be allocated to the member. The member shall not be liable for any debts or losses of the Company beyond the aggregate amount of its capital contribution, except as otherwise required by law.

11. Distributions. At such times as determined by the member taking into account, among other things, the member's obligation to the extent same exists, to make distributions to its members under its operating agreement, the member shall cause the Company to distribute to the member any cash or property held by it which is neither reasonably necessary for the operation of the Company nor in violation of the Act. The member shall be liable to the Company for distributions made pursuant to this Section 11 only to the extent now or hereafter provided by the Act.

12. Dissolution. The Company shall dissolve, and its affairs shall be wound up, upon the occurrence of an event of dissolution of the Company under the Act.

13.      Amendment. This Operating Agreement may be amended only in writing.

14. Application of Delaware Law. This Operating Agreement, and the application of interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Delaware, and specifically the Act.

15. Taxable Year. The taxable year of the Company shall be the calendar year.

16. No Third Party Beneficiaries. No person, other than the member, shall have any rights hereunder.

17. Headings. The headings in this Operating Agreement are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Operating Agreement or any provision hereof.

18. Other Matter. Gascon Partners, for itself and not as Managing Member of NEG Holding LLC, hereby agrees to be personally liable for the debt, obligations and liabilities of the Company to the extent that same are attributable to any oil or gas property owned by the Company and were incurred during the period that all of the following conditions existed: (i) NEG Operating LLC was the Managing Member of the Company,
         (ii) NEG Holding LLC was the Managing Member of NEG Operating LLC, and
         (iii) Gascon Partners was the Managing Member of KEG Holding LLC.



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         IN WITNESS WHEREOF, the undersigned has caused the execution of this
Operating Agreement of Shana National LLC, as of September 12, 2001.

                              NEG OPERATING LLC, Sole Member
                              By: NEG Holding LLC, Sole Member
                              By: Gascon Partners, Managing Member
                              By: Astral Gas Corp., General Partner


                              With respect only to Paragraph 18 hereof, Gascon Partners

                              By: Astral Gas Corp. and Cigas Corp.,
                              General Partners

                              By: EDWARD E. MATTNER
                                  --------------------------------------
                                  Name:  Edward E. Mattner
                                  Title: President






           [Signature Page of Shana National LLC, Operating Agreement
                         dated as of September 12, 2001]







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